UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5018

Smith Barney Investment Series

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

DIVIDEND STRATEGY FUND

STYLE PURE SERIES   |   ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

SCOTT K. GLASSER

PORTFOLIO MANAGER

PETER J. HABLE

PORTFOLIO MANAGER

Style Pure Series

Annual Report  •  October 31, 2004

SMITH BARNEY

DIVIDEND STRATEGY FUND

SCOTT K. GLASSER

Scott Glasser has more than 12 years of securities business experience.

Education: BA from Middlebury College, MBA in Finance from Pennsylvania State University.

PETER J. HABLE

Peter Hable has more than 21 years of securities business experience.

Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania’s Wharton School of Finance.

FUND OBJECTIVE

The fund seeks capital appreciation. It aims to achieve this objective by investing at least 80% of its net assets in the equity securities of U.S. dividend paying stocks, and related investments.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Over the past 12 months, the domestic economy continued to recover from the recession of the prior three years, although a number of factors combined to slow its progress. At the start of the fund’s fiscal year in November 2003, many of the geopolitical concerns that had previously been pressuring both the economy and the stock market had begun to ease.

The initial phase of the conflict in Iraq had concluded and new federal tax legislation provided significant near-term tax cuts for consumers, businesses and investors. Key interest rates continued to hover near record lows and a wave of home mortgage refinancing freed additional cash for homeowners. Improving job growth numbers late in 2003, sustained consumer spending and positive corporate earnings news all contributed to a broad stock market rally through the end of last year. During the third calendar quarter of 2003, economic growth as measured by real gross domestic product (“GDP”)i growth reached 7.40%, a high not seen in almost two decades.

As the new calendar year began, economic indicators grew increasingly mixed, adding to growing uncertainty for investors that helped keep the stock market trading in a limited range. GDP growth dropped to 4.20% for the fourth quarter of 2003 and has remained relatively steady. Estimated GDP growth for the third quarter of 2004 is 3.70%.ii In the spring and summer, monthly job growth figures fluctuated between net gains and losses but improved through the fall, while overall unemployment remained below the recent high of 6.30% set in June 2003.iii The U.S. Consumer Confidence Indexiv rose significantly from November of 2003 through July, but has since declined through October, reflecting consumers’ growing concern about the rate of job growth and the outlook for the economy.

Crude oil prices rose to record highs over the past year, leading to a spike in energy costs that helped curb consumer spending and acted as a brake on the domestic economy overall. After a year of four-decade-low rates, the Federal Reserve Bank (“Fed”)v changed its stance from easing to tightening and raised the federal funds ratevi target three times to 1.75% in September. Following the end of the fund’s reporting period, at its November meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 2.00%. Where the market had been concerned about the possibility of deflation at the start of the period, economic worries now center on the risks of inflation.

The past 12 months in the stock market saw small- and mid-capitalization stocks continue to generally outperform large-caps. The Russell 2000 Index,vii a proxy for the small-cap market, returned 11.73% for the period and the S&P MidCap 400 Indexviii returned 11.04%, while the S&P 500 Indexix and the Dow Jones Industrial Average,x which represent large-cap and blue chip stocks respectively, returned 9.41% and 4.49% for the same period. Value-oriented stocks continued to outpace growth-oriented stocks: the S&P 500 Barra Value Indexxi returned 14.46% for the period versus 4.49% for the S&P Barra Growth Index.xii

Foreign stock markets, as represented by the MSCI EAFE Index,xiii which returned 18.84%, strongly outperformed the broad domestic market as represented by the Wilshire 5000 Index,xiv which returned 9.99%. Despite fluctuations during the year, bonds collectively generated positive total returns as reflected by the performance of the Lehman Brothers Aggregate Bond Index,xv which returned 5.53% over the past 12 months.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

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Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 18, 2004

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MANAGER  OVERVIEW

Special Shareholder Notice

Effective November 1, 2004, the Smith Barney Large Cap Core Fund was renamed Smith Barney Dividend Strategy Fund. Scott Glasser and Peter Hable will serve as portfolio co-managers for the fund. Mr. Glasser and Mr. Hable are investment officers of the manager and managing directors of Citigroup Global Markets Inc. (“CGM”), one of the fund’s distributors. The investment objective of the fund is to seek capital appreciation, principally through investments in dividend-paying stocks. The investment policy of the fund is to invest, under normal market conditions, at least 80% of assets in dividend-paying stocks. The fund is permitted to invest up to 20% of assets in other types of securities, including non-dividend paying companies, preferred stocks and fixed income securities. The fund’s manager has agreed to voluntarily reimburse certain fund expenses in order to cap the fund’s Class A expenses at 1.25% and Class B expenses at 2.00%. The manager may discontinue this reimbursement at any time.

Market Review

At the start of the 12-month period in November of 2003, the equity marketplace was enjoying a strong rally that showed many of the global equity markets recovering to levels not seen for months. For most of calendar year 2003 and through October of 2004, the equity marketplace was working off its multi-year low seen on October 9, 2002. Improving economic growth, as measured by gross domestic product (“GDP”)i growth for the third quarter of 2003, as well as better corporate performance, combined to produce strong equity performance in the fourth quarter of 2003 for most market sectors. Aggressive monetary and fiscal policies finally manifested themselves in the third calendar quarter of 2003 with 7.40% real domestic growth, the best that the U.S. has seen in almost two decades.

In March of 2004, signs of inflation began to show as seen by the GDP deflatorxvi at 2.50% (annualized), which was the highest inflation we have seen since June 2001. This level of inflation was due to higher energy costs working themselves through the system. We believe that the financial marketplace continues to discount a sustainable recovery albeit with higher levels of inflation and, as a result, more restrictive monetary policy.

Stocks were generally stuck in a limited trading range through much of the second quarter of 2004, as

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

(excluding sales charges)

	6 Months		12 Months

Class A Shares — Dividend Strategy Fund	-	0.42%	2.74%

S&P 500 Index		2.96%	9.41%

Lipper Large-Cap Core Funds Category Average		1.21%	5.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 1 shares returned -0.06%, Class B shares returned -0.83% and Class C shares returned -0.49% over the six months ended October 31, 2004. Excluding sales charges, Class 1 shares returned 3.41%, Class B shares returned 1.90% and Class C shares returned 2.57% over the twelve months ended October 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004, calculated among the 956 funds for the six-month period and among the 933 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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uncertainty over the geopolitical situation, concerns about rising interest rates and questions about the U.S. presidential race kept both businesses and many investors uncertain about the overall equity marketplace. In addition, high oil prices were a negative for the consumer.

Performance Review

For the 12-months ended October 31, 2004, Class A shares of the Smith Barney Dividend Strategy Fund, excluding sales charges, returned 2.74%. These shares underperformed the fund’s unmanaged benchmark, the S&P 500 Indexviii, which returned 9.41% for the same period. They also underperformed the Lipper large-cap core funds category average1, which was 5.97%.

Fund Overview

Both stock selection and sector allocation had a negative effect on fund performance in comparison to the benchmark, with the majority of underperformance due to stock selection, especially in the consumer discretionary and information technology sectors. Contributors to performance came largely from the industrials and consumer staples sectors.

Contributors to Performance

On a sector basis, the greatest returns during the one-year period were experienced by the energy, utilities and industrials sectors. The sectors that performed least well for the year were technology, healthcare and consumer staples.

Relative to the fund’s benchmark, the S&P 500 Index,viii our best performing equity during this period was Biogen Idec Inc., a biotechnology company involved in research and development, manufacturing and commercialization of targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases. Canadian National RailwayCo., Tyco International, Ltd., Exxon Mobil Corp. and St. Jude Medical Inc. were among the other top relative performers. The fund maintained its positions in all five stocks at the close of the period.

Detractors from Performance

The information technology and consumer discretionary sectors detracted most from the fund’s performance for the one-year period, specifically, e-commerce company InterActiveCorp in the consumer discretionary area. In the information technology sector, holdings that weakened our overall performance included Veritas Software Corp., an application server software developer, BEA Systems Inc., an application infrastructure software company, Intel Corp., which manufactures semiconductor chips and supplies advanced technology solutions for the computing and communications industries, and lastly, Siebel Systems Inc., which provides business applications software. The fund had closed its positions in Veritas Software, BEA Systems and Siebel Systems by the close of the period but continued to hold shares of InterActive and Intel.

Thank you for your investment in the Smith Barney Dividend Strategy Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Lawrence B. Weissman, CFA

Vice President and Investment Officer

November 18, 2003

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 933 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: Exxon Mobil Corp. (4.3%), Microsoft Corp. (3.9%), General Electric Co. (3.6%), Pfizer Inc. (3.2%), Intel Corp. (2.5%), Wyeth (2.3%), The Procter & Gamble Co. (2.0%), Teva Pharmaceutical Industries Ltd., Sponsored ADR (1.9%), Amgen Inc. (1.8%), American International Group, Inc. (1.8%). Please refer to pages 11 through 14 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of October 31, 2004 were: Financials (15.7%); Industrials (15.6%); Information Technology (14.0%); Healthcare (12.6%); Consumer Discretionary (12.5%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund is subject to certain risks of foreign investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The fund may engage in active and frequent trading, resulting in increased transaction costs, which could detract from the fund’s performance. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Source: Bureau of Economic Analysis, U.S. Department of Commerce, October 29, 2004.
iii	Source: Bureau of Labor Statistics, U.S. Department of Labor, November 5, 2004.
iv	Source: Consumer Confidence Index, The Conference Board, October 26, 2004.
[v]	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
vi	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
vii	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
viii	The S&P MidCap 400 Index is a market-value weighted under which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
ix	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
[x]	The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.
xi	The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
xii	The S&P 500 Barra Growth is a market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
xiii	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
xiv	The Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.
xv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
xvi	The GDP deflator is a measure of the cost of goods purchased by U.S. households, government, and industry.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class 1	(0.06)%	$1,000.00	$999.40	0.91%	$4.57

Class A	(0.42)	1,000.00	995.80	1.59	7.98

Class B	(0.83)	1,000.00	991.70	2.40	12.02

Class C(4)	(0.49)	1,000.00	995.10	1.80	9.03

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,020.56	0.91%	$4.62

Class A	5.00	1,000.00	1,017.14	1.59	8.06

Class B	5.00	1,000.00	1,013.07	2.40	12.14

Class C(3)	5.00	1,000.00	1,016.09	1.80	9.12

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns[1] (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C(3)
Twelve Months Ended 10/31/04	3.41%	2.74%	1.90%	2.57%

Five Years Ended 10/31/04	(3.76)	(4.41)	(5.17)	N/A

Ten Years Ended 10/31/04	9.05	N/A	N/A	N/A

Inception* through 10/31/04	9.03	6.46	5.63	(9.49)

	With Sales Charges(4)
	Class 1	Class A	Class B	Class C(3)
Twelve Months Ended 10/31/04	(5.38)%	(2.37)%	(3.10)%	1.57%

Five Years Ended 10/31/04	(5.46)	(5.39)	(5.33)	N/A

Ten Years Ended 10/31/04	8.09	N/A	N/A	N/A

Inception* through 10/31/04	8.48	5.79	5.63	(9.49)

Cumulative Total Returns[1] (unaudited)
Without Sales Charges(2)
Class 1 (10/31/93 through 10/31/04)	356.05%

Class A (Inception* through 10/31/04)	67.12

Class B (Inception* through 10/31/04)	56.77

Class C(3) (Inception* through 10/31/04)	(33.65)

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the maximum sales charges of 8.50 and 5.00%, respectively; Class B shares reflects the deduction of a 5.00% CDSC which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class C shares is September 19, 2000.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class 1 Shares of the

Smith Barney Dividend Strategy Fund vs. S&P 500 Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1994, assuming deduction of the maximum 8.50% sales charge at the time of investment for Class 1 shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The S&P 500 Index is an index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class 1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	October 31, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 93.0%
CONSUMER DISCRETIONARY — 12.5%
Auto Components — 0.7%
292,000	Magna International Inc., Class A Shares	$21,301,400

Hotels, Restaurants & Leisure — 1.0%
795,700	Outback Steakhouse, Inc.	31,501,763

Media — 5.2%
899,590	Comcast Corp., Class A Shares*	26,537,905
300,000	Gannett Co., Inc.	24,885,000
552,900	News Corp. Inc., Class A Shares	17,383,176
100,000	Regal Entertainment Group, Class A Shares	1,991,000
2,466,550	Time Warner Inc.*	41,043,392
1,231,876	Viacom Inc., Class B Shares	44,951,155

		156,791,628

Multi-Line Retail — 3.3%
949,900	Target Corp.	47,513,998
936,000	Wal-Mart Stores, Inc.	50,469,120

		97,983,118

Specialty Retail — 2.3%
1,142,224	The Home Depot, Inc.	46,922,562
853,850	The TJX Cos., Inc.	20,475,323

		67,397,885

	TOTAL CONSUMER DISCRETIONARY	374,975,794

CONSUMER STAPLES — 7.8%
Beverages — 1.8%
351,200	The Coca-Cola Co.	14,279,792
809,850	PepsiCo, Inc.	40,152,363

		54,432,155

Food Products — 2.5%
1,898,800	Archer-Daniels-Midland Co.	36,779,756
200,000	General Mills, Inc.	8,850,000
200,000	H.J. Heinz Co.	7,270,000
537,100	Kellogg Co.	23,095,300

		75,995,056

Household Products — 2.4%
200,000	Kimberly-Clark Corp.	11,934,000
1,165,500	The Procter & Gamble Co.	59,650,290

		71,584,290

Personal Products — 1.1%
747,750	The Estee Lauder Cos., Inc., Class A Shares	32,115,862

	TOTAL CONSUMER STAPLES	234,127,363

ENERGY — 6.5%
Energy Equipment & Services — 0.8%
498,150	Noble Corp.*	22,755,492

See Notes to Financial Statements.

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Schedule of Investments (continued)	October 31, 2004

SHARES	SECURITY	VALUE
Oil and Gas — 5.7%
2,611,010	Exxon Mobil Corp. (a)	$128,513,912
400,500	Total SA, Sponsored ADR	41,764,140

		170,278,052

	TOTAL ENERGY	193,033,544

FINANCIALS — 15.7%
Banks — 5.5%
1,443,150	The Bank of New York Co., Inc.	46,844,649
604,400	Comerica Inc.	37,176,644
476,150	Fifth Third Bancorp	23,421,818
300,000	U.S. Bancorp	8,583,000
832,500	Wells Fargo & Co.	49,716,900

		165,743,011

Diversified Financials — 6.8%
897,850	American Express Co.	47,648,900
1,223,800	JPMorgan Chase & Co.	47,238,680
929,400	MBNA Corp.	23,820,522
877,850	Merrill Lynch & Co., Inc.	47,351,229
800,000	SLM Corp.	36,208,000

		202,267,331

Insurance — 3.4%
618,250	Ambac Financial Group, Inc.	48,260,595
881,225	American International Group, Inc.	53,499,170

		101,759,765

	TOTAL FINANCIALS	469,770,107

HEALTHCARE — 12.6%
Biotechnology — 3.1%
954,890	Amgen Inc.*	54,237,752
662,075	Biogen Idec Inc.*	38,506,282

		92,744,034

Healthcare Equipment & Supplies — 1.2%
382,100	Medtronic, Inc.	19,529,131
200,000	St. Jude Medical, Inc.*	15,314,000

		34,843,131

Pharmaceuticals — 8.3%
481,800	Johnson & Johnson	28,127,484
3,281,650	Pfizer Inc.	95,003,768
2,183,254	Teva Pharmaceutical Industries Ltd., Sponsored ADR	56,764,604
1,724,250	Wyeth	68,366,512

		248,262,368

	TOTAL HEALTHCARE	375,849,533

INDUSTRIALS — 15.6%
Aerospace & Defense — 1.9%
247,700	General Dynamics Corp.	25,295,124
352,750	United Technologies Corp.	32,742,255

		58,037,379

See Notes to Financial Statements.

12        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

SHARES	SECURITY	VALUE
Airlines — 1.3%
2,530,800	Southwest Airlines Co.	$39,910,716

Commercial Services & Supplies — 1.5%
346,100	Avery Dennison Corp.	21,056,724
505,900	Paychex, Inc.	16,590,485
250,000	Waste Management, Inc.	7,120,000

		44,767,209

Electrical Equipment — 0.7%
300,000	Emerson Electric Co.	19,215,000

Industrial Conglomerates — 6.8%
459,300	3M Co.	35,627,901
3,193,170	General Electric Co. (a)	108,950,960
600,000	Honeywell International Inc.	20,208,000
1,245,100	Tyco International Ltd.	38,784,865

		203,571,726

Machinery — 2.0%
200,400	Illinois Tool Works, Inc.	18,492,912
498,900	ITT Industries, Inc.	40,480,746

		58,973,658

Road & Rail — 1.4%
764,850	Canadian National Railway Co.	41,340,143

	TOTAL INDUSTRIALS	465,815,831

INFORMATION TECHNOLOGY — 14.0%
Communications Equipment — 3.5%
1,349,750	Cisco Systems, Inc.*	25,928,698
990,000	Juniper Networks, Inc.*	26,343,900
694,300	Motorola, Inc.	11,983,618
2,582,900	Nokia Oyj, Sponsored ADR	39,828,318

		104,084,534

Computers & Peripherals — 2.1%
1,081,450	Dell Inc.*	37,915,637
1,909,950	EMC Corp.*	24,581,056

		62,496,693

Electronic Equipment & Instruments — 0.5%
582,400	Agilent Technologies, Inc.*	14,594,944

Internet Software & Services — 0.2%
247,000	InterActiveCorp*	5,340,140

IT Consulting & Services — 0.2%
336,300	Accenture Ltd., Class A Shares*	8,141,823

Semiconductor Equipment & Products — 2.5%
3,371,232	Intel Corp.	75,043,624

Software — 5.0%
4,189,640	Microsoft Corp. (b)	117,268,024
766,500	SAP AG, Sponsored ADR	32,691,225

		149,959,249

	TOTAL INFORMATION TECHNOLOGY	419,661,007

See Notes to Financial Statements.

13        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

SHARES	SECURITY	VALUE
MATERIALS — 6.4%
Chemicals — 3.4%
586,400	Air Products & Chemicals, Inc.	$31,184,752
501,600	The Dow Chemical Co.	22,541,904
675,000	E.I. du Pont de Nemours & Co.	28,937,250
300,000	PPG Industries, Inc.	19,125,000

		101,788,906

Metals and Mining — 2.2%
1,185,150	Alcoa Inc.	38,517,375
528,300	Newmont Mining Corp.	25,104,816

		63,622,191

Paper & Forest Products — 0.8%
566,500	Bowater Inc.	20,869,860
100,000	International Paper Co.	3,851,000

		24,720,860

	TOTAL MATERIALS	190,131,957

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
150,000	Verizon Communications Inc.	5,865,000

UTILITIES — 1.7%
Electric Utilities — 1.7%
300,000	Ameren Corp.	14,400,000
651,000	Exelon Corp.	25,792,620
150,000	FPL Group, Inc.	10,335,000

		50,527,620

	TOTAL UTILITIES	50,527,620

	TOTAL COMMON STOCK (Cost — $2,171,929,821)	2,779,757,756

FACE AMOUNT
REPURCHASE AGREEMENT — 7.1%
$213,243,000	Bank of America dated 10/29/04, 1.830% due 11/1/04; Proceeds at maturity — $213,275,520; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 7.625% due 11/1/04 to 2/4/28; Market value — $217,508,037) (Cost — $213,243,000)	213,243,000

	TOTAL INVESTMENTS — 100.1% (Cost — $2,385,172,821**)	2,993,000,756
	Liabilities in Excess of Other Assets — (0.1)%	(4,191,578)

	TOTAL NET ASSETS — 100.0%	$2,988,809,178

*	Non-income producing security.
(a)	All or a portion of this security is segregated for open futures contracts.
(b)	A portion of this security is held as collateral for open futures contracts.
**	Aggregate cost for Federal income tax purposes is $2,387,745,935.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

14        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Statement of Assets and Liabilities	October 31, 2004

ASSETS:
Investments, at value (Cost — $2,385,172,821)	$2,993,000,756
Cash	926
Dividends and interest receivable	1,591,407
Receivable for Fund shares sold	913,277
Receivable from broker — variation margin	196,425

Total Assets	2,995,702,791

LIABILITIES:
Payable for Fund shares reacquired	1,575,212
Management fee payable	1,504,351
Payable for securities purchased	510,616
Trustees’ retirement plan payable (Note 2)	421,102
Service plan fees payable	64,598
Accrued expenses	2,817,734

Total Liabilities	6,893,613

Total Net Assets	$2,988,809,178

NET ASSETS:
Par value of shares of beneficial interest ($0.00001 par value, unlimited shares authorized)	$1,790
Capital paid in excess of par value	2,589,268,869
Undistributed net investment income	3,015,404
Accumulated net realized loss from investment transactions, futures contracts and foreign currencies	(211,864,995)
Net unrealized appreciation of investments and futures contracts	608,388,110

Total Net Assets	$2,988,809,178

Shares Outstanding:
Class 1	135,432,234

Class A	24,516,299

Class B	18,763,972

Class C	318,302

Net Asset Value:
Class 1 (and redemption price)	$16.89

Class A (and redemption price)	$16.47

Class B *	$15.55

Class C *	$16.39

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 8.50%)	$18.46

Class A (based on maximum sales charge of 5.00%)	$17.34

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

15        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Statement of Operations	For the Year Ended October 31, 2004

INVESTMENT INCOME:
Dividends	$38,866,144
Interest	1,085,113
Less: Foreign withholding tax	(362,003)

Total Investment Income	39,589,254

EXPENSES:
Management fee (Note 2)	18,717,855
Transfer agency services (Notes 2 and 4)	12,212,309
Service plan fees (Notes 2 and 4)	4,156,820
Shareholder communications (Note 4)	355,486
Custody	152,977
Trustees’ fees	116,328
Audit and legal	114,081
Registration fees	52,610
Other	86,882

Total Expenses	35,965,348
Less: Management fee waiver (Notes 2 and 8)	(24,868)

Net Expenses	35,940,480

Net Investment Income	3,648,774

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	89,425,466
Futures contracts	2,133,030
Foreign currency transactions	2,122

Net Realized Gain	91,560,618

Change in Net Unrealized Appreciation From:
Investments and futures contracts	6,783,530
Foreign currencies	560,175

Net Increase in Unrealized Appreciation	7,343,705

Net Gain on Investments, Futures Contracts and Foreign Currencies	98,904,323

Increase in Net Assets From Operations	$102,553,097

See Notes to Financial Statements.

16        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended October 31,

	2004	2003
OPERATIONS:
Net investment income	$3,648,774	$3,633,324
Net realized gain (loss)	91,560,618	(22,409,639)
Net increase in unrealized appreciation	7,343,705	450,229,091

Increase in Net Assets From Operations	102,553,097	431,452,776

DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(4,094,419)	—

Decrease in Net Assets From Dividends to Shareholders	(4,094,419)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	151,505,930	187,397,917
Net asset value of shares issued for reinvestment of dividends	4,094,419	—
Cost of shares reacquired	(425,151,852)	(409,292,153)

Decrease in Net Assets From Fund Share Transactions	(269,551,503)	(221,894,236)

Increase (Decrease) in Net Assets	(171,092,825)	209,558,540

NET ASSETS:
Beginning of year	3,159,902,003	2,950,343,463

End of year*	$2,988,809,178	$3,159,902,003

* Includes undistributed net investment income of:	$3,015,404	$3,458,927

See Notes to Financial Statements.

17        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$16.36		$14.10	$17.55	$26.52	$24.36

Income (Loss) From Operations:
Net investment income	0.06		0.06	0.05	0.11	0.07
Net realized and unrealized gain (loss)	0.50		2.20	(3.39)	(6.70)	3.74

Total Income (Loss) From Operations	0.56		2.26	(3.34)	(6.59)	3.81

Less Dividends and Distributions From:
Net investment income	(0.03)		—	(0.09)	(0.06)	(0.07)
Net realized gains	—		—	(0.01)	(2.32)	(1.58)
Capital	—		—	(0.01)	—	—

Total Dividends and Distributions	(0.03)		—	(0.11)	(2.38)	(1.65)

Net Asset Value, End of Year	$16.89		$16.36	$14.10	$17.55	$26.52

Total Return(2)	3.41%		16.03%	(19.20)%	(26.67)%	16.12%

Net Assets, End of Year (millions)	$2,288		$2,435	$2,303	$3,177	$4,691

Ratios to Average Net Assets:
Expenses	0.90	%(3)	1.00%	0.90%	0.73%	0.70%
Net investment income	0.36		0.39	0.31	0.55	0.26

Portfolio Turnover Rate	35%		69%	38%	27%	34%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change as a result of these waivers.

See Notes to Financial Statements.

18        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$16.03		$13.93	$17.41	$26.41	$24.29

Income (Loss) From Operations:
Net investment loss	(0.05)		(0.06)	(0.10)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.49		2.16	(3.37)	(6.67)	3.73

Total Income (Loss) From Operations	0.44		2.10	(3.47)	(6.68)	3.71

Less Dividends and Distributions From:
Net investment income	—		—	—	—	(0.01)
Net realized gains	—		—	(0.01)	(2.32)	(1.58)

Total Dividends and Distributions	—		—	(0.01)	(2.32)	(1.59)

Net Asset Value, End of Year	$16.47		$16.03	$13.93	$17.41	$26.41

Total Return(2)	2.74%		15.08%	(19.94)%	(27.12)%	15.69%

Net Assets, End of Year (millions)	$404		$414	$352	$425	$510

Ratios to Average Net Assets:
Expenses	1.58	%(3)	1.80%	1.80%	1.34%	1.04%
Net investment loss	(0.33)		(0.42)	(0.59)	(0.06)	(0.07)

Portfolio Turnover Rate	35%		69%	38%	27%	34%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual expense ratio for Class A would have been 1.59% annualized.

See Notes to Financial Statements.

19        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$15.26		$13.38	$16.86	$25.81	$23.95

Income (Loss) From Operations:
Net investment loss	(0.18)		(0.18)	(0.22)	(0.15)	(0.23)
Net realized and unrealized gain (loss)	0.47		2.06	(3.25)	(6.48)	3.67

Total Income (Loss) From Operations	0.29		1.88	(3.47)	(6.63)	3.44

Less Distributions From:
Net realized gains	—		—	(0.01)	(2.32)	(1.58)

Total Distributions	—		—	(0.01)	(2.32)	(1.58)

Net Asset Value, End of Year	$15.55		$15.26	$13.38	$16.86	$25.81

Total Return(2)	1.90%		14.05%	(20.59)%	(27.59)%	14.76%

Net Assets, End of Year (millions)	$292		$305	$290	$393	$524

Ratios to Average Net Assets:
Expenses	2.42	%(3)	2.66%	2.59%	2.01%	1.83%
Net investment loss	(1.16)		(1.27)	(1.39)	(0.73)	(0.86)

Portfolio Turnover Rate	35%		69%	38%	27%	34%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change as a result of these waivers.

See Notes to Financial Statements.

20        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended October 31:

Class C Shares(1)(2)	2004		2003	2002	2001	2000(3)
Net Asset Value, Beginning of Period	$15.98		$13.87	$17.36	$26.41	$27.33

Income (Loss) From Operations:
Net investment loss	(0.08)		(0.04)	(0.13)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	0.49		2.15	(3.35)	(6.66)	(0.91)

Total Income (Loss) From Operations	0.41		2.11	(3.48)	(6.73)	(0.92)
Less Distributions From:
Net realized gains	—		—	(0.01)	(2.32)	—

Total Distributions	—		—	(0.01)	(2.32)	—

Net Asset Value, End of Period	$16.39		$15.98	$13.87	$17.36	$26.41

Total Return(4)	2.57%		15.21%	(20.05)%	(27.32)%	(3.37	)%‡

Net Assets, End of Period (millions)	$5		$6	$5	$5	$0	*

Ratios to Average Net Assets:
Expenses	1.77	%(5)	1.67%	2.00%	1.65%	1.54	%†
Net investment loss	(0.51)		(0.29)	(0.80)	(0.37)	(0.46	)†

Portfolio Turnover Rate	35%		69%	38%	27%	34%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period September 19, 2000 (inception Date) to October 31, 2000.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change as a result of these waivers.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than $0.5 million.

See Notes to Financial Statements.

21        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Dividend Strategy Fund (formerly known as Smith Barney Large Cap Core Fund) (“Fund”), a separate investment fund of the Smith Barney Investment Series (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the counter market. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through

22        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(e) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determine the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses on the sale of securities are calculated by using the specific identification method.

(f) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

(g) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(h) Class Accounting. Class specific expenses are charged to each class; management fees, general fund expenses, income and gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis;

(i) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,122 has been reclassified between accumulated net realized loss from investment transactions and futures contracts and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as the investment manager to the Fund. The Fund pays SBFM a management fee, which is calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1 billion	0.65%

Next $1 billion	0.60

Next $1 billion	0.55

Next $1 billion	0.50

Over $4 billion	0.45

23        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

During the year ended October 31, 2004, SBFM voluntarily waived a portion of the Fund’s management fee in the amount of $24,868.

Effective November 1, 2004, SBFM imposed a voluntary expense limitation of 1.25% and 2.00% for Class A and Class B, respectively.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2004, the Fund paid transfer agent fees of $8,489,868 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On April 29, 2004, the Fund’s Class L shares were renamed as Class C shares. On February 2, 2004, sales charges on these shares were eliminated.

There are maximum sales charges of 8.50% and 5.00% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2004, CGM and its affiliates received sales charges of approximately $24,000 and $3,000 on sales of the Fund’s Class A and C shares, respectively. In addition, CDSCs paid to CGM and its affiliates for the year ended October 31, 2004 were approximately $32,000 for Class B shares.

For the year ended October 31, 2004, CGM and its affiliates received brokerage commission of $62,480.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

The Trustees of the Funds have adopted a Retirement Plan (“Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, two other Trustees elected to receive a lump sum payment from this Plan during this period.

24        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

Certain of the Trustees are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten-year period following retirement, with the annual payment to be based upon the Trustee’s compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. At October 31, 2004, $421,102 is accrued in connection with these plans.

3.	Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,068,449,439

Sales	$1,478,165,751

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$629,937,644
Gross unrealized depreciation	(24,682,823)

Net unrealized appreciation	$605,254,821

At October 31, 2004, the Fund held the following open futures contracts:

Futures Contracts	Number of contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
S&P 500 Index	291	12/04	$81,669,150	$82,229,325	$560,175

4.	Class Specific Expenses

Pursuant to a Service Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a service fee with respect to its Class B and C shares calculated at the annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2004, total Service Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Service Plan Fees	$1,051,926	$3,046,323	$58,571

For the year ended October 31, 2004, total Transfer Agency Service expenses were as follows:
	Class 1	Class A	Class B	Class C
Transfer Agency Service Expenses	$6,850,000	$2,960,606	$2,393,373	$8,330

For the year ended October 31, 2004, total Shareholder Communication expenses were as follows:
	Class 1	Class A	Class B	Class C
Shareholder Communication Expenses	$203,423	$83,962	$67,108	$993

25        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

5.	Dividends Paid to Shareholders by Class

	Year Ended October 31, 2004	Year Ended October 31, 2003
Class 1
Net investment income	$4,094,419	—

Total	$4,094,419	—

6.	Shares of Beneficial Interest

At October 31, 2004, the Fund had five classes of beneficial interest, 1, A, B, C and Y, of which four classes are outstanding, each with a par value of $0.00001 per share. There are an unlimited number of shares authorized. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Amount	Shares	Amount
Class 1
Shares sold	4,188,021	$71,039,889	5,191,779	$75,863,431
Shares issued on reinvestment	240,001	4,094,419	—	—
Shares reacquired	(17,876,084)	(303,152,454)	(19,635,110)	(283,537,780)

Net Decrease	(13,448,062)	$(228,018,146)	(14,443,331)	$(207,674,349)

Class A
Shares sold	2,870,088	$47,488,422	4,762,832	$68,607,615
Shares reacquired	(4,166,070)	(69,030,190)	(4,237,240)	(60,363,852)

Net Increase (Decrease)	(1,295,982)	$(21,541,768)	525,592	$8,243,763

Class B
Shares sold	2,064,801	$32,468,748	2,968,621	$40,777,367
Shares reacquired	(3,265,066)	(51,199,130)	(4,689,891)	(64,100,603)

Net Decrease	(1,200,265)	$(18,730,382)	(1,721,270)	$(23,323,236)

Class C*
Shares sold	30,496	$508,871	151,984	$2,149,504
Shares reacquired	(106,316)	(1,770,078)	(93,791)	(1,289,918)

Net Increase (Decrease)	(75,820)	$(1,261,207)	58,193	$859,586

*	Effective April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2004	2003
Distributions paid from:
Ordinary income	$4,094,419	$0

Total Distributions Paid	$4,094,419	$0

26        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$3,015,404
Undistributed long-term capital gains	0

Total undistributed earnings	3,015,404

Capital loss carryforward	(208,731,706	)*
Other book/tax temporary differences	(560,175	)**
Unrealized appreciation	605,814,996	***

Total accumulated earnings	$399,538,519

*	On October 31, 2004, the Fund had a net capital loss carryforward of approximately $208,731,706, of which $152,434,205 expires in 2010 and $56,297,501 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
**	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts.
***	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citigroup Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

27        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

28        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Dividend Strategy Fund (formerly known as Smith Barney Large Cap Core Fund) of the Smith Barney Investment Series (“Fund”) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

29        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

.

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Dividend Strategy Fund (“Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and Officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Age	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past Five Years
Non-Interested Trustees:

Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 DOB: 4/30/43	Trustee	Since 2001	President and Chief Operations Officer, Landmark City (Real Estate Development) (since 2002); Executive Vice President and Chief Operations Officer, DigiGym Systems (On-line Personal Training Systems) (since 2001); Chief Executive Officer, Rocket City Enterprises (Internet Service Company) (from 2000 to 2001); President, Catalyst (Consulting) (since 1984)	36	Board Member, American Identity Corp. (doing business a Morpheus Technologies) (biometric information management) (since 2001; Consultant since 1999); Director, Lapoint Industries (Industrial Filter Company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 DOB: 7/20/37	Trustee	Since 1997	Consultant, URS Corporation (Engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (Engineering) (from 1969 to 1998), Member of Management Committee, Signature Science (Research and Development) (since 2000)	31	Director, American Electric Power (Electric Utility) (since 1999); Director, Valero Energy (Petroleum Refining) (since 1999); Director, National Instruments Corp. (Technology) (since 1994)

A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 DOB: 7/06/38	Trustee	Since 1991	Dean Emeritus and Wiley Professor, Texas A&M University (since 2001); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	31	Former Director, Randall’s Food Markets, Inc. (from 1990 to 1999); former Director, First American Bank and First American Savings Bank (from 1994 to 1999)

30        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past Five Years

Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 DOB: 5/16/43	Trustee	Since 2001	Adjunct Professor, William & Mary College (since September 2002); Principal/Member, Belvan Partners/Balfour Vantage – Manager and General Partner to the Vantage Hedge Fund, LP (since March 2002); Chairman and Owner, Vantage Consulting Group, Inc. (Investment Advisory and Consulting Firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (Mutual Fund Company) (from March 1999 to 2001); former General Partner and Shareholder, Greenwich Ventures, LLC (Investment Partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (from 1997 to 2000)	36	Former President and Director, Delta Financial, Inc. (Investment Advisory Firm) (from 1983 to 1999)

Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 DOB: 10/08/47	Trustee	Since 1986	Partner, Capital Investment Advisory Partners (Consulting) (since January 2000); Managing Director, Fountainhead Ventures, LLC (Consulting) (from 1998 to 2002); Secretary, Carint N.A. (Manufacturing) (since 1988); former Treasurer, Hank Aaron Enterprises (Fast Food Franchise) (from 1985 to 2001); Chairman, Gross, Collins & Cress, P.C. (Accounting Firm) (since 1980); Treasurer, Coventry Limited, Inc. (since 1985)	31	Director, United Telesis, Inc. (Telecommunications) (since 1997); Director, eBank.com, Inc. (since 1997); Director, Andersen Calhoun, Inc. (Assisted Living) (since 1987); former Director, Charter Bank, Inc, Inc. (from 1987 to 1997); former Director, Yu Save, Inc. (Internet Company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (Wireless Applications) (from 1998 to 2000); former Director, Ikon Ventures, Inc. (from 1997 to 1998)

Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 DOB: 3/25/40	Trustee	Since 2001	Professor, Babson College (since 1992)	36	Former Trustee, The Highland Family of Funds (Investment Company) (from 1997 to 1998)

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 DOB: 8/12/51	Trustee	Since 2001	Consultant, Strategic Management Advisors, LLC Global Research Associates, Inc. (Investment Consulting) (since 1990)	36	Director, Eclipse Funds (currently supervises 17 investment companies in fund complex) (since 1990)

31        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past Five Years

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 DOB: 12/27/41	Trustee	Since 1990	President, George Mason University (since 1996)	31	Director, DigitalNet Holdings, Inc. (since October 2003); Director, Comshare, Inc. (Information Technology) (since 1985); former Director, Indus (Information Technology) (from 1995 to 1999)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 DOB: 7/06/42	Trustee	Since 1990	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984)	31	None

Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 4/05/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. ("CGM"); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc ("TIA") and Citi Fund Management Inc. ("CFM"); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	N/A

Officers:
Andrew B. Shoup*** CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 8/01/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM from 2001 to 2003; Director of Global Funds Administration of CAM from 2000 to 2001; Head of U.S. Citibank Funds Administration of CAM from 1998 to 2000	N/A	N/A
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 DOB: 9/8/57	Chief Financial Officer and Treasurer Controller	Since 2004 2003	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

32        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past Five Years

Officers:

Lawrence B. Weissman, CFA CAM 300 First Stamford Place Stamford, CT 06902 DOB: 3/16/61	Vice President and Investment Officer	Since 1999	Managing Director of CAM	N/A	N/A
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/09/62	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer: SBFM, CFM, TIA) Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 DOB: 6/30/64	Controller	Since 2004	Vice President of CAM; Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary Chief Legal Officer	Since 2000 Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Trustees are elected until the Trust’s next annual meeting and until their successors are elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
***	As of November 25, 2003.

33        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Smith Barney Dividend Strategy Fund during the taxable year ended October 31, 2004:

Record Date:	12/26/2003
Payable Date:	12/30/2003

Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

Please retain this information for your records.

34        Smith Barney Dividend Strategy Fund      |      2004 Annual Report

SMITH BARNEY

DIVIDEND STRATEGY FUND

TRUSTEES

Elliott J. Berv

Donald M. Carlton

A. Benton Cocanougher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Stephen Randolph Gross

Diana R. Harrington

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer

and Treasurer

Lawrence B. Weissman, CFA
Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Investment Series

Smith Barney Dividend Strategy Fund

The Fund is a separate investment fund of the Smith Barney Investment Series, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Smith Barney Investment Series — Smith Barney Dividend Strategy Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY DIVIDEND STRATEGY FUND

Smith Barney Mutual Funds

3120 Breckinridge Boulevard

Duluth, Georgia 30099-0001

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD02102 12/04 04-7558

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Investment Series were $130,000 and $126,000 for the years ended 10/31/04 and 10/31/03.

(b)	Audit-Related Fees for the Smith Barney Investment Series were $0 and $8,000 for the years ended 10/31/04 and 10/31/03.

(c)	Tax Fees for Smith Barney Investment Series of $17,500 and $16,900 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Series.

(d)	All Other Fees for Smith Barney Investment Series of $0 and $0 for the years ended 10/31/04 and 10/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Series, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and

Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Series and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Series were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(h)	Yes. The Smith Barney Investment Series’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Investment Series or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Series

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Series

Date:  January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Series

Date:  January 7, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Smith Barney Investment Series

Date:  January 7, 2005